SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 29, 2002
                        (Date of earliest event reported)

                       ROBOCOM SYSTEMS INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

         0-22735                                        11-2617048
    (Commission File No.)                  (I.R.S. Employer Identification No.)

                  511 Ocean Avenue, Massapequa, New York 11758
               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 795-5100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

              Exhibit Number     Exhibit Title
              --------------     -------------

              99.1               Transmittal Letter
              99.2               Certification of Principal Executive Officer
                                  and Principal Financial Officer

Item 9.  Regulation FD Disclosure

      On August 29, 2002, Robocom Systems International Inc. (the "Company") filed its Annual Report on Form 10-KSB for the fiscal year ended May 31, 2002 with the Securities and Exchange Commission. Accompanying the Annual Report as correspondence were the transmittal letter and certification of the Company's Chief Executive Officer and principal accounting officer, Irwin Balaban, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. ss.1350, attached as exhibits hereto.

      The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ROBOCOM SYSTEMS INTERNATIONAL INC.

Date:  August 29, 2002                     By: /s/ Irwin Balaban
                                               -----------------------------
                                               Name:  Irwin Balaban
                                               Title: Chief Executive Officer

                                  EXHIBIT INDEX

              Exhibit Number     Exhibit Title
              --------------     -------------

              99.1               Transmittal Letter
              99.2               Certification of Principal Executive Officer
                                  and Principal Financial Officer